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                                 EXHIBIT 10.50

                               NOVA CORPORATION
                      NONQUALIFIED STOCK OPTION AGREEMENT


     This Nonqualified Stock Option Agreement (the "Agreement") is entered into as of the 6th day of May, 1999, by and between NOVA Corporation (the "Company") and EDWARD GRZEDZINSKI (the "Optionee").


                             W I T N E S S E T H:

     WHEREAS, on October 30, 1998, the Board of Directors of the Company authorized the grant of an option to purchase 375,000 shares of common stock of the Company (the "10/98 Grant") to Optionee under the terms of the NOVA Corporation 1996 Employees Stock Incentive Plan (the "1996 Plan");

     WHEREAS, during 1998, Optionee had previously received an option to purchase 100,000 shares of the Company's common stock;

     WHEREAS, the terms of the 1996 Plan provide that no more than 200,000 shares of the Company's common stock may be made subject to aggregate stock options granted during a calendar year to any one individual, so the 10/98 Grant was in violation of the terms of the 1996 Plan;

     WHEREAS, the Board of Directors has amended the 10/98 Grant to provide that Optionee shall receive an option to purchase 100,000 shares of the Company's common stock under the terms of the 1996 Plan;

     WHEREAS, the Company wishes to grant to Optionee a non-incentive stock option for the remaining 275,000 options at the same exercise price, and subject to the same vesting schedule, as the 10/98 Grant, to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence;

     WHEREAS, the Company desires to grant this option outside any stock option plan of the Company; and

     WHEREAS, to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. Grant of Option. Effective as of May 6, 1999, the Company hereby grants to Optionee a non-incentive stock option. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase 275,000 shares of the common stock of the Company (the "Common Stock"); such 275,000 shares hereinafter are referred to as the "Optioned Shares", and this option hereinafter is referred to as the "Option". The Option is intended to be a nonqualified option, and is not issued under any stock option plan of the Company; notwithstanding, any capitalized terms used
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but not defined herein shall have the meanings of such terms as defined in the
1996 Plan.

     2. Option Price. The price per share for each of the Optioned Shares shall be $22.9375 (the "Option Price").

     3.  Exercise of Option.

          (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

          (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be an employee of the Company, his rights with regard to all non-vested Options under this schedule shall cease immediately:

               (i) As of October 30, 1999, Optionee shall have the right to exercise 25% of the Optioned Shares;

               (ii) As of October 30, 2000, Optionee shall have the right to exercise an additional 25% of the Optioned Shares;

               (iii) As of October 30, 2001, Optionee shall have the right to exercise an additional 25% of the Optioned Shares;

               (iv) As of October 30, 2002, Optionee shall have the right to exercise the remainder of the Optioned Shares.

Notwithstanding the foregoing, the Option shall become 100% vested immediately upon the death or Disability of Optionee or upon a Change of Control of the Company.

          (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 50 shares or the total remaining shares subject to the Option, if less than 50 shares.

     4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

          (a)  Ten years from the date of grant;

          (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company, (ii) within the three-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability or (iii) within the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability;

          (c) The date of expiration of the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability; provided, if Optionee dies during such one-year period, the terms of subsection (b) shall control;

          (d) The date of expiration of the three-month period that begins on the date on
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which Optionee ceases to be an employee of the Company for any reason other than death or Disability; provided, if Optionee dies during such three-month period, the terms of subsection (b) shall control;

          (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of employment for Cause.

     5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution except
(i) by transfer to a Beneficiary upon the death of the Optionee, or (ii) by transfer from the Optionee to a spouse, lineal ascendant or lineal descendant of the Optionee or a spouse of a lineal ascendant or descendant of the Optionee (but only to the extent that such transfer would not cause this Option to lose an exemption from the provisions of Section 16 of the 1934 Act in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under Section 16 of the 1934 Act), and any purported transfer (other than as excepted above) shall be null and void. After the death of the Optionee and upon the death of the Optionee's Beneficiary, the Option may be transferred by will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

     6. Death of Optionee and Transfer of Option. In the event of the death of Optionee while in the employ of the Company, within a period of one year after the termination of his employment with the Company due to Disability, or within a three-month period after the employee ceases to be an employee of the Company for any reason other than for Cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein. The Optionee agrees that the following individual shall initially be his Beneficiary:

     Name:     Kathleen S. Grzedzinski
     Address:  695 Peace Creek Trace
               Alpharetta, Georgia 30005

The selection of a beneficiary by the Optionee and any subsequent modification of the Optionee's Beneficiary shall be made pursuant to the terms and provisions of the 1996 Plan, as if this Option had been issued under such 1996 Plan.

     7.  Medium and Time of Payment of Option Price.

          (a) General. The Option Price shall be payable by Optionee (or his Beneficiary in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common Stock (or by instructing the Company to retain shares of Common Stock as payment), in other property or services acceptable to the Company and allowed under applicable law, or any combination thereof.

          (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common Stock, the following conditions shall apply:

                 Nonqualified Stock Option Agreement -- Page 3
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               (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Company may require);

               (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

               (iii) Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise, as determined pursuant to the terms of the Plan as if this Option had been granted thereunder; and

               (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence.

     8. Agreement of Optionee. Optionee acknowledges and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

     9. Delivery of Stock Certificates. As promptly as administratively practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option. Alternatively, the Company may deliver the shares to the Optionee by electronic transfer.

     10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

          If to the Company:

               NOVA Corporation
               Attention: Corporate Secretary
               One Concourse Parkway
               Suite 300
               Atlanta, Georgia  30328

                 Nonqualified Stock Option Agreement -- Page 4
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          If to Optionee:

               Edward Grzedzinski
               695 Peace Creek Trace
               Alpharetta, Georgia 30005

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

     11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, except as otherwise expressly provided herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan as if this Option had been issued thereunder. The Plan is hereby incorporated by reference.

     12.  Miscellaneous.

          (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or to interfere in any way with the right of the Company to terminate Optionee's employment at any time.

          (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

          (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

          (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

          (e) This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

          (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.


                 Nonqualified Stock Option Agreement -- Page 5
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          (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                                       NOVA CORPORATION


                                       By: /s/ Cherie M. Fuzzell
                                           ---------------------
                                           Title: Sr. Vice President and
                                                  General Counsel



                                       OPTIONEE:


                                       /s/ Edward Grzedzinski
                                       ----------------------
                                           EDWARD GRZEDZINSKI

                 Nonqualified Stock Option Agreement -- Page 6
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                                   EXHIBIT A


                               NOVA CORPORATION
                      NONQUALIFIED STOCK OPTION AGREEMENT


                              NOTICE OF EXERCISE

     This Notice of Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated __________________, _______, between NOVA Corporation (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Nonqualified Stock Option No. ________ and which is made a part hereof and incorporated herein by reference.

     EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of:

[COMPLETE ONLY ONE]

          [ ] cash in the total amount of $_________________.

          [ ] _________ shares of the Company's Common Stock.

          [ ] cash in the total amount of $_________________ and
              _________ shares of the Company's Common Stock.

          [ ] other (specify): _________________________________


     ACKNOWLEDGMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

     Executed this ______ day of _________________,   _________.


                                       OPTIONEE:


                                       ---------------------------------------
                                       Edward Grzedzinski


     NOVA Corporation hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this _____ day of ________________, _______.


                                       NOVA CORPORATION


                                       By:
                                           ------------------------------------
                                       Title:
                                              ---------------------------------

                 Nonqualified Stock Option Agreement -- Page 7